Exhibit 32        Section 1350 Certifications.



                           SECTION 1350 CERTIFICATION

The undersigned, David M. Bradley, is the President and Chief Executive Officer of North Central Bancshares, Inc. (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the third quarter ended September 30, 2005 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by
Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



November 10, 2005                      /s/ David M. Bradley
------------------                     --------------------
Date                                   David M. Bradley
                                       President and Chief Executive Officer

                           SECTION 1350 CERTIFICATION

The undersigned, David W. Edge, is the Chief Financial Officer and Treasurer of North Central Bancshares, Inc. (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the third quarter ended September 30, 2005 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by
Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



November 10, 2005                          /s/ David W. Edge
-----------------                          -----------------
Dated                                      David W. Edge
                                           Chief Financial Officer and Treasurer